UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
November 2, 2009

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland	No. 001-11954	No. 22-1657560
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware	No. 000-22635	No. 13-3925979
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

888 Seventh Avenue
New York, New York	10019
(Address of Principal Executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On November 2, 2009, Vornado Realty Trust (“Vornado”) issued a press release announcing the commencement of cash tender offers for any and all of its $886,969,000 principal amount of outstanding 3.625% Convertible Senior Debentures due 2026 (CUSIP No. 929043AE7) (the “2026 Debentures) and its $1,125,938,000 principal amount of outstanding 2.85% Convertible Senior Debentures due 2027 (CUSIP No. 929042AC3) (the “2027 Debentures” and together with the 2026 Debentures, the “Securities”), each of which are guaranteed by Vornado Realty L.P. (the “Operating Partnership”), the operating partnership through which Vornado conducts its business and holds substantially all of its assets. Vornado intends to pay for all of the Securities purchased pursuant to the tender offers from available cash received from the Operating Partnership. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.
     The press release is for informational purposes only and does not constitute an offer to purchase or a solicitation of an offer to sell the Securities. The tender offers described above are being made under the terms and subject to the conditions of the Offer to Purchase and the related Letter of Transmittal. Holders of the Securities should carefully read the Offer to Purchase and the related Letter of Transmittal because they contain important information, including the terms of and conditions to the tender offers. The Offer to Purchase and the related Letter of Transmittal are filed as Exhibits (a)(1)(i) and (a)(1)(ii), respectively, to Vornado’s Tender Offer Statement on Schedule TO, filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2009. Copies of all the offering documents, including the Offer to Purchase and Letter of Transmittal, may be obtained free of charge, at the SEC’s website www.sec.gov or by directing a request to Global Bondholder Services Corporation, the Information Agent, at the numbers listed in the attached press release.
Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibit.
99.1	Press Release, dated November 2, 2009 (filed).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST (Registrant)
By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President — Finance and Administration and Chief Financial Officer

Date: November 2, 2009
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P. (Registrant) By: VORNADO REALTY TRUST, Sole General Partner
By:	/s/ Joseph Macnow
	Name:	Joseph Macnow
	Title:	Executive Vice President — Finance and Administration and Chief Financial Officer

Date: November 2, 2009

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